STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH DIVERSIFIED INCOME FUND

                     Financial Statements for the Year Ended
                                December 31, 1998

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

February 25, 1999

Dear Standish, Ayer and Wood Investment Trust Shareholder:

We are writing to provide you with a review of developments at Standish, Ayer & Wood, as they relate to the activities of the Investment Trust.

The financial markets had a wild year in 1998. Following the disarray in Asia and, more directly, the de facto Russian default in mid-August, a large part of the world's financial markets simply shut down. Many sectors of the U.S. markets were paralyzed. Spurred by a second easing of monetary policy by the Federal Reserve in mid-October, the markets reopened and staged a dramatic recovery.

Performance within subsets of the major asset classes varied greatly. Bonds generally produced positive returns, but less liquid issues with any degree of perceived credit risk underperformed. Emerging market securities were eviscerated during the third quarter spasm and recovered only partially in the fourth. By far the best returns in the U.S. equity markets were registered by a relatively narrow group of higher price/earnings ratio, larger capitalization stocks. The disparity in return between the larger cap stocks and smaller cap stocks, as measured by the Standard & Poor's 500 and the Russell 2000 indexes was an astounding 31%!

While some funds managed by Standish did well relative to their benchmarks and most funds produced good absolute returns, too many underperformed their benchmarks in 1998. In bonds, our holdings of corporate credits and mortgages underperformed U.S. Treasury securities, the latter representing a significant portion of the major indexes. In equities, our preference for lower price/earnings ratios led to an overweighting in mid cap stocks that suffered relative to larger cap stocks with significantly higher valuations.

We have expended considerable time and effort trying to learn the correct lessons from 1998. We have determined that much of the underperformance was generic to our style and that 1998 was an aberrant year, with valuation on holiday in many sectors. We are deeply committed to the view that valuation is extremely important in making investment judgments. We are dedicated to our philosophy and unalterably convinced that our strategy of buying securities that are inexpensive relative to their fundamentals is an excellent path to sustainable excess returns over the long term.

Notwithstanding the chaotic markets, we are pleased that Standish has benefited from extraordinary stability of both our clients and our professional team. At the end of 1998, total assets under management for our clients were $46.2 billion, compared with $39.3 billion at the end of 1997. We have experienced growth in virtually all asset categories, especially equities. The Standish Funds increased assets from $5.7 billion to $6.5 billion during the year, with about 75% of the growth representing additions from existing clients.

The Standish team has also grown significantly, from 232 members at the beginning of 1998 to 276 members at the end of the year. Our 97 investment officers have average investment experience of 15 years. Fifty-six officers have advanced degrees (typically an MBA) and 65 have some advanced professional accreditation (virtually all Chartered Financial Analysts). There have been no changes in the 24 individuals (all with CFAs) who own Standish, Ayer & Wood.

At the end of 1998, the Standish Board of Directors elected four new associate directors: Susan Coan, one of the key managers in our taxable client group; David Horsfall, head of our large bond trading operation; Phil Leonardi, a major contributor to expanding our equity assets; and Jennifer Pline, who holds major responsibilities for serving large, fixed income clients. We have elected 13 new vice presidents and 17 new assistant vice presidents of Standish, Ayer & Wood.

In this environment, there are no shortages of challenges and opportunities. Our first priority remains to produce superior long-term investment performance for our clients. We believe we have the investment disciplines and the professional team to achieve that goal. In those asset classes in which our returns were subpar in 1998, we have a special impetus to produce superior results in the future. With our portfolios attractively priced compared to the relevant benchmarks, we see potential for significant excess return when the markets become more focused on investment value.

We believe that we are in partnership with our clients. We would like to assure you of our dedication to fulfilling your needs while expressing our great appreciation for your confidence in Standish.

Sincerely yours,


/s/ Ted Ladd                                         /s/ George Noyes

Edward H. Ladd, Chairman                             George W. Noyes, President

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH DIVERSIFIED INCOME FUND

                       Management Discussion and Analysis

1998 was remarkable year in the bond markets. Benchmark short rates fell around the globe as the developed world's central bankers sensed the threat of inflation dissipating with each passing quarter. These falling short rates allowed long rates to fall to new historic lows. The Fund's focus on global high yield sectors kept us from matching the gains of the developed world's government bond markets, however. Fears that slowing growth might mean weaker profits kept corporate bonds, especially lower quality corporates, from earning their coupon in 1998, in spite of another record year in the equity markets. Emerging country debt was especially hard-hit by the combination of low commodity prices, fear of slowing global growth, and contagion from those countries such as Russia and Brazil which have practiced poor economic and financial management. The result was that few non-government portfolios outperformed a portfolio of U.S. Treasury bonds or German bunds. For the year, the Fund returned 0.86% compared to 8.67% for the Fund's benchmark, the Lehman Brothers Aggregate Index. Indices more reflective of the Fund's performed not nearly as well, however: the Lehman Brothers High Yield Index returned 1.87% and the J.P. Morgan Emerging Market Bond Index returned -14.34%.

Following the severe volatility during the fourth quarter of 1997, spread sector markets generally stabilized through the first seven months of 1998. The Fund's performance versus the Aggregate was basically neutral for the first half of the year. All of 1998's underperformance versus the high-quality Lehman Aggregate Index occurred in the third quarter, particularly in the month of August. On August 17, Russia defaulted on its domestic debt and floated its currency. (The Fund had no exposure to Russian debt or currency). The ensuing six weeks were among the most volatile the fixed income markets have ever experienced, as a massive global delevering process was precipitated by the time it stabilized in October. This effect even trickled down to off-the-run U.S. Treasuries, driving their spreads to on-the-run Treasuries dramatically wider. As in late 1997, the Fund had been reducing its emerging markets allocation prior to the destabilizing event, this time from a high of 33% in February to around 24% at the beginning of August, deploying the proceeds into the U.S. high yield and commercial mortgage market. However, given the magnitude of the actual event, our moves were insufficient to avoid significant market value deterioration.

The extreme valuation levels in many sectors produced by the panic selling and forced liquidations in the third quarter created the base for a substantial rally in the fourth quarter. The Fund added emerging markets exposure as well as high grade corporate and mortgage exposure during the period to capitalize on the expected rebound. In December, based on our expectations that Brazil would have difficulty retaining investor confidence due to its fiscal imprudence, we began reducing emerging markets again, redeploying the proceeds to domestic high yield securities, where the near term risk and return expectations were more favorable. The emerging markets exposure that remains is fairly conservative and relatively insensitive to the events in Brazil.

As we enter 1999, we are cautiously optimistic about spread markets. We believe that the U.S. economy is still sound and that the creditworthiness of corporates remains high. The strong resumption of inflows into pure high yield mutual funds is reassuring, providing a sound base of liquidity for new issuance and the secondary market. We are less positive on emerging markets, with commodity prices low, Brazil's problems not yet addressed, and numerous economic questions regarding China still to be answered. Nevertheless, we are confident we can construct a global opportunistic portfolio that seeks to capitalize on the inherent value present in credit sectors globally while mitigating as many of the risks as possible.

Sincerely yours,


/s/ Dolores S. Driscoll

Dolores S. Driscoll

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH DIVERSIFIED INCOME FUND

             Comparison of Change in Value of $100,000 Investment in Standish Diversified Income Fund and the Lehman Aggregate Index

[The following table was originally a line chart in the printed material.]

                                    Diversified               Lehman Aggregate
                                    Income Fund                    Index
                                    -----------                    -----
Inception 6/2/1997                     100000                     100000
Jun-1997                               101500                     101190
Jul-1997                               104400                     103922
Aug-1997                               103950                     103039
Sep-1997                               106049                     104546
Oct-1997                               103919                     106080
Nov-1997                               105238                     106568
Dec-1997                               106200                     107644
Jan-1998                               107546                     109022
Feb-1998                               108271                     108935
Mar-1998                               110189                     109305
Apr-1998                               110346                     109874
May-1998                               109978                     110912
Jun-1998                               109770                     111855
Aug-1998                               100285                     113914
Sep-1998                               102526                     116580
Oct-1998                               101877                     115962
Nov-1998                               107831                     116623
Dec-1998                               107115                     116973

                     Standish, Ayer & Wood Investment Trust
                        Standish Diversified Income Fund

                       Statement of Assets and Liabilities
                                December 31, 1998
--------------------------------------------------------------------------------

Assets
   Investment in Standish Diversified Income Portfolio ("Portfolio"), at
     value (Note 1A)                                                                                    $ 41,640,480
   Deferred organization cost (Note 1D)                                                                       12,361
   Prepaid Expenses                                                                                              159
                                                                                                        -------------
       Total assets                                                                                       41,653,000

Liabilities
   Distributions payable                                                             $ 1,182,931
   Accrued accounting and transfer agent fees                                              2,169
   Accrued trustees' fees and expenses (Note 3)                                            1,290
   Accrued expenses and other liabilities                                                  9,270
                                                                                     ------------
       Total liabilities                                                                                   1,195,660
                                                                                                        -------------
Net Assets                                                                                              $ 40,457,340
                                                                                                        =============
Net Assets consist of:
   Paid-in capital                                                                                      $ 44,612,272
   Accumulated net realized loss                                                                          (2,054,593)
   Distributions in excess of net investment income                                                          (81,654)
   Net unrealized depreciation                                                                            (2,018,685)
                                                                                                        -------------
Total Net Assets                                                                                        $ 40,457,340
                                                                                                        =============

Shares of beneficial interest outstanding                                                                  2,126,684
                                                                                                        =============

Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                                      $      19.02
                                                                                                        =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Diversified Income Fund

                             Statement of Operations
                          Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Interest income allocated from Portfolio                                                               $3,508,678
   Dividend income allocated from Portfolio (net of withholding taxes, $152)                                  88,060
   Expenses allocated from Portfolio                                                                               0
                                                                                                          -----------
       Net investment income allocated from Portfolio                                                      3,596,738

Expenses
   Accounting and transfer agent fees                                                          26,065
   Registration fees                                                                           15,696
   Legal and audit services                                                                    12,681
   Trustees' fees and expenses (Note 3)                                                         4,587
   Amortization of organization cost (Note 1D)                                                  3,610
   Insurance expense                                                                              339
   Miscellaneous                                                                                6,000
                                                                                          ------------
       Total expenses                                                                          68,978

Deduct:
   Reimbursement of fund operating expenses (Note 3)                                          (68,978)
                                                                                          ------------
       Net expenses                                                                                                0
                                                                                                          -----------
          Net investment income                                                                            3,596,738
                                                                                                          -----------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) allocated from Portfolio on:
       Investment security transactions                                                   $(2,251,186)
       Financial futures contracts                                                             27,651
       Written options transactions                                                            88,012
       Foreign currency transactions and forward foreign currency exchange contracts          (81,185)
                                                                                          ------------
          Net realized loss                                                                               (2,216,708)

   Change in unrealized appreciation (depreciation) allocated from Portfolio on:
       Investment securities                                                               (1,876,416)
       Financial futures contracts                                                              8,285
       Written options                                                                        275,214
       Foreign currency and forward foreign currency exchange contracts                       (47,844)
                                                                                          ------------
          Change in net unrealized depreciation                                                           (1,640,761)
                                                                                                          -----------
       Net realized and unrealized loss on investments                                                    (3,857,469)
                                                                                                          -----------
Net Decrease in Net Assets from Operations                                                                $ (260,731)
                                                                                                          ===========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Diversified Income Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                     For the period June 2, 1997
                                                                   Year Ended       (commencement of operations)
                                                                December 31, 1998       to December 31, 1997
                                                               -------------------  ----------------------------
Increase (decrease) in Net Assets
From Investment Operations
   Net investment income                                           $  3,596,738              $   744,805
   Net realized gain                                                 (2,216,708)                 132,118
   Change in net unrealized depreciation                             (1,640,761)                (377,924)
                                                                   -------------             ------------
      Net increase (decrease) in Net Assets from
      Investment Operations                                            (260,731)                 498,999
                                                                   -------------             ------------

Distributions to Shareholders (Note 2)
   From net investment income                                        (3,585,033)                (678,973)
   From net realized gain                                                    --                 (129,194)
                                                                   -------------             ------------
      Total distributions to shareholders                            (3,585,033)                (808,167)
                                                                   -------------             ------------

Fund Share (principal) Transactions (Note 5)
   Net proceeds from sale of shares                                  26,356,500               27,390,426
   Value of shares issued to shareholders in payment
      of distributions declared                                       1,262,115                  454,376
   Cost of shares redeemed                                          (10,713,175)                (137,970)
                                                                   -------------             ------------
      Increase in Net Assets from Fund share
      transactions                                                   16,905,440               27,706,832
                                                                   -------------             ------------

Total Increase in Net Assets                                         13,059,676               27,397,664

Net Assets
   At beginning of year                                              27,397,664                       --
                                                                   -------------             ------------

   At end of year (including distributions in excess
      of net invesment income of $81,654 and
      undistributed net investment income of
      $64,032, respectively)                                       $ 40,457,340              $27,397,664
                                                                   =============             ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Diversified Income Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                                  For the period
                                                                                                   June 2, 1997
                                                                                                 (commencement of
                                                                              Year Ended          operations) to
                                                                          December 31, 1998 (1)  December 31, 1997 (1)
                                                                         --------------------   --------------------
Net Asset Value, Beginning of Year                                             $ 20.51                $ 20.00
                                                                               --------               --------
Investment Operations:
   Net investment income *                                                        1.70                   0.98
   Net realized and unrealized gain (loss) on investments                        (1.52)                  0.26
                                                                               --------               --------
Total from investment operations                                                  0.18                   1.24
                                                                               --------               --------
Less distributions declared to shareholders:
   From net investment income                                                    (1.67)                 (0.63)
   From net realized gain on investments                                            --                  (0.10)
                                                                               --------               --------
Total distributions to shareholders                                              (1.67)                 (0.73)
                                                                               --------               --------
Net Asset Value, End of Year                                                   $ 19.02                $ 20.51
                                                                               ========               ========

Total Return                                                                      0.86%                  6.20%

Ratios/Supplemental Data
   Expenses (to average daily net assets)* (2)                                    0.00%                  0.00%+
   Net investment income (to average daily net assets)*                           8.40%                  8.07%+
   Net assets, end of Year (000 omitted)                                       $40,457                $27,398

---------------------
*  The investment adviser voluntarily agreed not to impose its advisory fee on the Portfolio and reimbursed the Fund and the Portfolio for their operating expenses. If these voluntary actions had not been taken, the Fund's net investment income per share and the ratios would have been:

   Net investment income per share                                             $  1.51                $  0.74
   Ratios (to average daily net assets):
   Expenses (2)                                                                   0.91%                  1.96%+
   Net investment income                                                          7.49%                  6.11%+

(1)   Calculated based on average shares outstanding.
(2) Includes the Fund's share of Standish Diversified Income Portfolio's allocated expenses.
+     Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Diversified Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Diversified Income Fund (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest of the Standish Diversified Income Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. Securities transactions and income

      Securities transactions are recorded as of the trade date. The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

      C. Federal taxes

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Fund elected to defer to its fiscal year ending December 31, 1999 losses of $603,207 recognized during the period from November 1, 1998 to December 31, 1998, which expire in 2006.

      At December 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryover of $1,365,591, which expires in 2006, which will reduce the Fund's taxable income arising from future net realizable gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.

      D. Deferred organization expense

      Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight-line basis through May 2002. These costs were paid for by the investment adviser and will be reimbursed by the Fund.

      E. Other

      All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among the respective investors in the Portfolio.

                     Standish, Ayer & Wood Investment Trust
                        Standish Diversified Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(2)   Distributions to Shareholders:

      The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The differences are primarily due to differing treatments for foreign currency, forward foreign currency exchange contracts, options and financial futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

(3)   Investment Advisory Fee:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish International Management Company, L.P. ("SIMCO") for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. For the year ended December 31, 1998, SIMCO voluntarily agreed to limit the operating expenses of the Fund and its pro rata share of expenses allocated from the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to 0.00% of the Fund's average daily net assets. Pursuant to this agreement, SIMCO voluntarily reimbursed the Fund for $68,978 of operating expenses for the year ended December 31, 1998. The Trust pays no compensation directly to its trustees who are affiliated with the investment adviser or to its officers, all of whom receive remuneration for their services to the Trust from SIMCO. Certain of the trustees and officers of the Trust are limited partners or officers of SIMCO.

(4)   Investment Transactions:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1998 aggregated $26,399,305 and $12,282,331, respectively.

(5)   Shares of Beneficial Interest:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                                          For the period June 2, 1997
                                                                                                (commencement of
                                                                  For the Year Ended              operations)
                                                                  December 31, 1998           to December 31, 1997
                                                              --------------------------- ----------------------------
      Shares sold                                                             1,277,800                    1,320,752
      Shares issued to shareholders in payment of
      distributions declared                                                     63,709                       22,092
      Shares redeemed                                                          (550,939)                      (6,730)
                                                              --------------------------- ----------------------------
      Net increase                                                              790,570                    1,336,114
                                                              =========================== ============================

      At December 31, 1998, three shareholders were record owners of approximately 48%, 17% and 15%, respectively, of the Fund's total outstanding shares.

                        Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Diversified Income Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Diversified Income Fund (the "Fund"), at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (herein referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 1999

                     Standish, Ayer & Wood Investment Trust
                      Standish Diversified Income Portfolio

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                            Par              Value
Security                                                      Rate       Maturity        Value (1)         (Note 1A)
---------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 92.1%

Asset Backed -- 10.2%
Delta Funding Home Equity Loan 1997-2 M1                      7.240%    06/25/2027          750,000    $     756,559
GE Capital Mortgage 1996 HE3                                  8.250%    09/25/2026          359,139          374,739
Green Tree Financial Corp. 1997-6 B2 Non-ERISA                7.750%    01/15/2029          875,000          771,777
IMC Home Equity Loan 1998-1 M1 Non-ERISA                      7.030%    06/20/2029          375,000          373,242
Newcourt Rec Asset Lease 98-2D                                7.210%    09/15/2007          400,000          398,500
Oakwood Mortgage 1998-A B2 144A Non-ERISA                     8.735%    05/15/2028          450,000          384,539
Oakwood Mortgage Investments 1997-D B1 Non-ERISA              7.325%    02/15/2028          425,000          397,109
Vanderbilt Mortgage Financial 1996-C B2                       8.000%    11/07/2026          400,000          386,625
Vanderbilt Mortgage Financial 1997-D 1B2                      7.550%    12/07/2027          425,000          396,578
                                                                                                       --------------
Total Asset Backed (Cost $4,408,257)                                                                       4,239,668
                                                                                                       --------------

Collateralized Mortgage Obligations -- 1.1%
GE Capital Mortgage Services Inc.
     1994-1 B3 144A Non-ERISA                                 6.500%    01/25/2024          256,988          215,037
GE Capital Mortgage Services Inc.
     1996-11 B3 Non-ERISA                                     7.500%    07/25/2026          243,969          222,698
                                                                                                       --------------
Total Collateralized Mortgage Obligations (Cost $440,968)                                                    437,735
                                                                                                       --------------

Convertible Corporate Bonds -- 3.4%
Exide Corp. 144A                                              2.900%    12/15/2005          460,000          257,600
Integrated Health                                             5.750%    01/01/2001          500,000          442,500
Tenet Healthcare Corp.                                        6.000%    12/01/2005          850,000          714,000
                                                                                                       --------------
Total Convertible Corporate Bonds (Cost $1,461,929)                                                        1,414,100
                                                                                                       --------------

Corporate -- 47.6%

Bank Bonds -- 2.8%
Bank United Corp. Notes                                       8.875%    05/01/2007          200,000          205,564
First Palm Beach Notes                                       10.350%    06/30/2002          100,000          103,382
GS Escrow Corp. 144A Notes                                    7.125%    08/01/2005          400,000          394,128
GS Escrow Corp. 144A Senior Notes                             7.000%    08/01/2003          375,000          369,857
Webster Financial Capital 144A Notes                          9.360%    01/29/2027          100,000          105,460
                                                                                                       --------------
                                                                                                           1,178,391
                                                                                                       --------------

Financial -- 11.5%
Amresco Inc. Corp. Senior Sub Notes                           9.875%    03/15/2005          175,000          122,500
Carramerica REIT Notes                                        6.875%    03/01/2008          350,000          331,233
Citibank N.A. Nassau Branch CD                               10.350%    03/29/1999          350,000          350,000
Conseco Finance Trust Cap. Notes                              8.796%    04/01/2027          700,000          640,324
Conseco Finance Trust II                                      8.700%    11/15/2026           75,000           67,937
Constitution Capital Trust 144A                               9.150%    04/15/2027          175,000          204,482
Franchise Fin Corp. REIT Notes                                8.250%    10/30/2003          350,000          345,989
Fresenius Medical Capital Trust Notes                         7.875%    02/01/2008           60,000          599,400
Harborside Health Step Up Senior NC'03                        0.000%    08/01/2008          750,000          352,500

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                      Standish Diversified Income Portfolio

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                            Par              Value
Security                                                      Rate       Maturity        Value (1)         (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Financial (continued)
Imperial Credit Capital Trust(a)                             10.250%    06/14/2002           50,000    $      38,000
Kaufman & Broad Home Corp. Senior Notes                       7.750%    10/15/2004          300,000          298,140
Markel Capital Trust I Notes                                  8.710%    01/01/2046          175,000          168,892
Matrix Capital Corp. Notes                                   11.500%    09/30/2004          300,000          267,081
Ocwen Financial Capital Notes                                11.875%    10/01/2003          150,000          133,500
Ocwen Financial Capital Notes                                10.875%    08/01/2027           50,000           40,000
Phoenix Re-Insurance Corp. Capital Notes                      8.850%    02/01/2027          175,000          153,522
Pindo Deli Financial Notes                                   10.250%    10/01/2002          850,000          501,500
Tanger REIT Senior Notes                                      7.875%    10/24/2004          200,000          185,648
                                                                                                       --------------
                                                                                                           4,800,648
                                                                                                       --------------

Industrial Bonds -- 33.3%
Ackerley Group Inc. 144A Senior Sub Notes                     9.000%    01/15/2009           75,000           76,313
Adelphia Communications Senior Notes                          9.250%    10/01/2002          300,000          316,500
Allied Waste Industries 144A Notes                            7.375%    01/01/2004          125,000          125,625
Allied Waste Industries 144A Notes                            7.625%    01/01/2006          175,000          176,313
Allied Waste Industries 144A Notes                            7.875%    01/01/2009          100,000          101,250
Building Materials Corp. Senior Notes                         8.000%    10/15/2007          300,000          298,500
Chattem Inc. Senior Sub Notes                                 8.875%    04/01/2008          425,000          437,750
Colt Telecom Group PLC Senior Step Up Notes                   0.000%    12/15/2006          350,000          292,250
Conmed Corp. Notes                                            9.000%    03/15/2008          175,000          175,000
CSX Corp. Medium Term Notes                                   6.800%    12/01/2028          350,000          351,309
Extendicare Health Sevices Senior Notes                       9.350%    12/15/2007          484,000          464,035
Ferrellgas Corp. Notes                                        9.375%    06/15/2006          200,000          198,000
Flag Limited Senior Notes                                     8.250%    01/30/2008          600,000          588,000
Genesis Multicare Senior Sub Notes                            9.000%    08/01/2007          175,000          161,000
Grove Worldwide Senior Notes                                  0.000%    05/01/2009          175,000           73,500
Grove Worldwide Senior Sub Notes                              9.250%    05/01/2008          125,000          112,500
Guandong Enterprises 144A Senior Notes NCL                    8.875%    05/22/2007          825,000          396,000
Harrahs Operating Co. Inc. Senior Sub Notes                   7.875%    12/15/2005          400,000          400,000
Horseshoe Gaming LLC Notes                                    9.375%    06/15/2007          250,000          257,500
Mcleod USA Senior Step Up Notes                               0.000%    03/01/2007          675,000          516,375
News America Inc. Deb Notes                                   7.300%    04/30/2028          400,000          410,148
Nextlink Communications 144A Notes                           10.750%    11/15/2008          800,000          818,000
NVR Inc. Senior Notes                                         8.000%    06/01/2005          500,000          493,750
Optel Inc. Senior Notes                                      11.500%    07/01/2008          450,000          441,000
Panavision Inc. Step Up Sub Notes                             0.000%    02/01/2006          450,000          247,500
Paxson Communications Senior Notes                           11.625%    10/01/2002          250,000          253,125
Premier Parks Inc. Senior Notes                               9.250%    04/01/2006           50,000           52,125
Premier Parks Inc. Step Up Senior Notes                       0.000%    04/01/2008          150,000          102,000
Prime Succession Acq Co. Senior Sub Notes                    10.750%    08/15/2004          400,000          394,820
Revlon Worldwide Senior Notes                                 0.000%    03/15/2001          800,000          452,000
Rose Hills Co. Senior Sub Notes                               9.500%    11/15/2004          125,000          118,750
RSL Communications PLC Notes                                  0.000%    03/01/2008          625,000          356,250
Salem Communications Corp. Senior Sub Notes                   9.500%    10/01/2007          425,000          440,938
Sinclair Broadcast Senior Sub 144A Notes                      8.750%    12/15/2007          325,000          328,250
Smithfield Foods Inc. Senior Sub Notes                        7.625%    02/15/2008          300,000          301,500
Southland Corp. Deb Notes                                     4.500%    06/15/2004          300,000          249,000

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                      Standish Diversified Income Portfolio

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                            Par              Value
Security                                                      Rate       Maturity        Value (1)         (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Industrial Bonds (continued)
TCI Communications Inc.                                       7.125%    02/15/2028          350,000    $     381,312
Texaco Capital Corp. Notes                                    9.750%    03/15/2020          275,000          379,805
Time Warner Inc. Notes                                        6.625%    05/15/2029          350,000          356,111
UPM-Kymmene Corp. 144A Notes                                  7.450%    11/26/2027          350,000          332,906
USA Waste Services Inc. Senior Notes                          7.000%    07/15/2028          400,000          408,576
Westinghouse Electric Deb Notes                               8.625%    08/01/2012          500,000          579,300
Winstar Communications Senior Sub Step Up Notes               0.000%    10/15/2005          500,000          361,875
Worldcom Inc. Senior Notes                                    6.950%    08/15/2028           75,000           80,650
                                                                                                       --------------
                                                                                                          13,857,411
                                                                                                       --------------

Total Corporate (Cost $21,247,947)                                                                        19,836,450
                                                                                                       --------------

Government/Other -- 23.1%

Argentina -- 0.9%
Cointel 144A Notes                                           10.375%    08/01/2004          575,000          385,250
                                                                                                       --------------

Denmark -- 0.2%
Denmark Nykredit                                              7.000%    10/01/2026          472,000           75,669
                                                                                                       --------------

EuroDollar -- 0.0%
Republic of Ecuador Registered PDI                            3.813%    12/29/2049           12,699            5,119
                                                                                                       --------------

France -- 1.1%
Remy Cointreau 144A ECU                                      10.000%    07/30/2005          450,000          459,543
                                                                                                       --------------

Germany -- 2.9%
Colt Telecom Group PLC 144A Notes                             7.625%    07/31/2008          725,000          427,353
Exide Holding Europe 144A Notes                               9.125%    04/15/2004          400,000          235,181
Texon International PLC Senior Notes                         10.000%    02/01/2008          240,000          115,191
United Mexican States                                        10.375%    01/29/2003          650,000          411,417

                                                                                                       --------------
                                                                                                           1,189,142
                                                                                                       --------------

New Zealand -- 0.1%
Fletcher Challenge CVT                                       10.000%    04/30/2005          110,000           60,200
                                                                                                       --------------

United Kingdom -- 1.5%
IPC Magazines 144A                                            0.000%    03/15/2008          200,000          177,855
William Hill Finance                                         10.625%    04/30/2008          275,000          468,533

                                                                                                       --------------
                                                                                                             646,388
                                                                                                       --------------

Yankee Bonds -- 16.4%
Abitibi Consolidated Deb Notes                                7.500%    04/01/2028          900,000          817,308
Asia Pulp And Paper Global Financial 144A CVT                 2.000%    07/25/2000          125,000           88,750
Asia Pulp and Paper Global Financial Notes                   11.750%    10/01/2005          125,000           82,500
Ecuador Bearer PDI(a)                                         3.250%    02/27/2015        1,075,077          433,390
Global Crossing Holding Ltd. Notes                            9.625%    05/15/2008          400,000          420,000
Grupo Televisa S.A.                                           0.000%    05/15/2008          250,000          185,625

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                      Standish Diversified Income Portfolio

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                            Par              Value
Security                                                      Rate       Maturity        Value (1)         (Note 1A)
---------------------------------------------------------------------------------------------------------------------
ING Barings NV                                                0.000%    02/12/1999          725,000    $     822,875
Peru FLIRB(a)                                                 3.250%    03/07/2017        1,475,000          834,297
Petro Canada Senior Notes                                     7.000%    11/15/2028          350,000          345,142
Petroleos Mexicanos Notes                                     8.850%    09/15/2007        1,200,000        1,084,440
Petroleos Mexicanos Notes                                     9.250%    03/30/2018           50,000           41,000
Republic of Argentina(a)                                     14.250%    11/30/2002          200,000          194,000
Republic of Panama Notes                                      8.875%    09/30/2027          825,000          771,887
Royal Caribbean Cruise Senior Notes                           7.500%    10/15/2027          500,000          495,257
TPSA Finance 144A Senior Notes                                7.750%    12/10/2008          200,000          198,480
                                                                                                       --------------
                                                                                                           6,814,951
                                                                                                       --------------

Total Government/Other (Cost $9,724,021)                                                                   9,636,262
                                                                                                       --------------

U.S. Government Agency -- 0.8%
FHLMC                                                         5.750%    07/15/2003          175,000          179,512
FNMA                                                          6.000%    05/15/2008          150,000          158,343
                                                                                                       --------------
Total U.S. Government Agency (Cost $338,357)                                                                 337,855
                                                                                                       --------------

Non-Agency -- 0.9%

Pass Thru Securities -- 0.9%
Franchise Mortage Corp. 1997-A D 144A                         8.140%    04/15/2019          350,000          362,469
                                                                                                       --------------

Total Non-Agency (Cost $363,891)                                                                             362,469
                                                                                                       --------------

U.S. Treasury Obligations -- 5.0%

Treasury Bonds -- 0.2%
U.S. Treasury Bond                                            8.125%    08/15/2019           50,000           66,774
                                                                                                       --------------

Treasury Notes -- 4.8%
U.S. Treasury Note                                            6.625%    04/30/2002        1,450,000        1,534,506
U.S. Treasury Note                                            6.625%    05/15/2007          350,000          393,586
U.S. Treasury Note                                            5.875%    11/15/1999           75,000           75,773
                                                                                                       --------------
                                                                                                           2,003,865
                                                                                                       --------------

Total U.S. Treasury Obligations (Cost $2,070,605)                                                          2,070,639
                                                                                                       --------------

TOTAL BONDS AND NOTES (COST $40,055,975)                                                                  38,335,178
                                                                                                       --------------

                                                                                            Shares
                                                                                           ---------
PREFERRED STOCKS -- 2.9%
El Paso Electric Co.                                                                            139           14,873
Equity Office Properties Trust 144A CVT                                                       8,000          305,000
Fuji JGB Inv. L.L.C. Pfd Step Up 144A(a)                                                    525,000          380,625
Global Crossing PIK Pfd 144A                                                                  4,000          380,000
Paxson Communications 12.5% Pfd PIK                                                             142          124,960
                                                                                                       --------------

TOTAL PREFERRED STOCKS (COST $1,336,004)                                                                   1,205,458
                                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                      Standish Diversified Income Portfolio

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                                          Value
Security                                                                                    Shares       (Note1A)
-----------------------------------------------------------------------------------------------------------------------
WARRANTS -- 0.0%

Financial -- 0.0%
Equity Office Properties Warrants                                                             2,750    $         550
                                                                                                       --------------

TOTAL WARRANTS (COST $2,200)                                                                                     550
                                                                                                       --------------
                                                                                          Contract
                                                                                          Size (1)
                                                                                       ---------------
PURCHASED OPTIONS -- 1.0%
BTP 6.75% Put, Strike Price 107.69, 2/7/00                                            1,325,000,000               --
Fujibank 9.87% Call, Strike Price 6.37, 2/26/99                                               4,500                9
JPY Put/USD Call, Strike Price 155.00, 6/15/99                                              450,000              495
JPY Put/USD Call, Strike Price 150.00, 6/9/99                                               500,000              800
JGB 3.00% Put, Strike Price 110.00, 6/2/99                                              121,425,000           47,720
DEM Put/USD Call, Strike Price 1.85, 2/17/99                                                975,000               --
BRL Put/USD Call, Strike Price 1.35, 9/9/99                                               2,080,000          227,760
UST 6.125% Call, Strike Price 110.43, 1/22/99                                                 5,000            9,063
UST 5.500% Call, Strike Price 104.391, 2/25/99                                                9,000           18,352
UST 5.625% Call, Strike Price 108.125, 4/23/99                                                4,500            4,781
UST 5.625% Call, Strike Price 110.25, 4/9/99                                                  5,000            2,188
UST 5.625% Call, Strike Price 110.00, 4/9/99                                                  8,000            3,875
UST 5.625% Put, Strike Price 99.258, 2/1/99                                                  10,000              313
UST 5.625% Call, Strike Price 103.422, 2/1/99                                                10,000           31,100
UST 6.125% Call, Strike Price 110.9375, 2/10/99                                              10,000           20,000
JPY Put, Strike Price 116.95, 12/24/99                                                      600,000           26,100
UST 6.125% Call, Strike Price 113.438, 5/31/99                                                5,000           13,594
DBR 5.25% Call, Strike Price 110.76, 12/15/99                                             1,000,000            5,880

                                                                                                       --------------

TOTAL PURCHASED OPTIONS (COST $881,864)                                                                      412,030
                                                                                                       --------------

SHORT-TERM INVESTMENTS -- 3.3%

Repurchase Agreements -- 3.3%
Prudential-Bache Repurchase Agreement, dated 12/31/98, due 1/4/99, with a maturity value of $1,399,001 and an effective yield of 3.95%, collateralized by
U.S. Government Agency Obligations with rates ranging from 6.18% to 7.77%, maturity dates ranging from 10/01/26 to 12/01/28 and an aggregate market value
of $1,426,741.                                                                                             1,398,387
                                                                                                       --------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,398,387)                                                             1,398,387
                                                                                                       --------------

TOTAL INVESTMENTS-- 99.3% (COST $43,674,430)                                                           $  41,351,603

Other Assets, Less Liabilities-- 0.7%                                                                        288,984
                                                                                                       --------------

NET ASSETS-- 100%                                                                                      $  41,640,587
                                                                                                       ==============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                      Standish Diversified Income Portfolio

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.
     These securities may be resold in transactions exempt from registration. FHLMC - Federal Home Loan Mortgage Corp.
FNMA - Federal National Mortgage Association
FLIRB - Front Loaded Interest Reduction Bond
CVT - Convertible
DBR - Deutsche Bundes Republik
JGB - Japanese Government Bond
UST - United States Treasury
BRL - Brazilian Real
BTP - British Pound
DEM - German Mark
JPY - Japanese Yen
USD - United States Dollar

(1) Denominated in United States currency except for foreign country specific bonds which are denominated in their respective local currency.

(a)   Variable Rate Security; rate indicated is as of 12/31/98.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                      Standish Diversified Income Portfolio

                       Statement of Assets and Liabilities
                                December 31, 1998
--------------------------------------------------------------------------------

Assets
   Investments, at value (Note 1A) (identified cost, $43,674,430)                                       $ 41,351,603
   Interest receivable                                                                                       701,405
   Unrealized appreciation on forward foreign currency exchange contracts (Note 5)                            41,591
   Deferred organization costs (Note 1E)                                                                       4,059
   Receivable for investments sold                                                                             2,680
   Miscellaneous receivable                                                                                   41,327
   Prepaid expenses                                                                                            1,404
                                                                                                        -------------
       Total assets                                                                                       42,144,069

Liabilities
   Unrealized depreciation on forward foreign currency exchange contracts (Note 5)   $    22,913
   Accrued trustees' fees and expenses (Note 2)                                            1,571
   Options written, at value (premiums received $734,074) (Note 5)                       451,834
   Accrued accounting and custody fees                                                     6,580
   Accrued expenses and other liabilities                                                 20,584
                                                                                     ------------
       Total liabilities                                                                                     503,482
                                                                                                        -------------

Net Assets (applicable to investors' beneficial interests)                                              $ 41,640,587
                                                                                                        =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                      Standish Diversified Income Portfolio

                             Statement of Operations
                          Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income (Note 1C)
   Interest income                                                                                        $3,508,686
   Dividend income (net of foreign withholding taxes of $152)                                                 88,060
                                                                                                          -----------
       Total income                                                                                        3,596,746

Expenses
   Investment advisory fee (Note 2)                                                  $   214,014
   Accounting and custody fees                                                            71,692
   Legal and audit services                                                               23,289
   Trustees' fees and expenses (Note 2)                                                    5,672
   Insurance expense                                                                       3,068
   Amortization of organization expense (Note 1E)                                          1,194
   Miscellaneous                                                                             733
                                                                                     ------------
       Total expenses                                                                    319,662

Deduct:
   Waiver of investment advisory fee (Note 2)                                           (214,014)
   Reimbursement of operating expenses (Note 2)                                         (105,648)
                                                                                     ------------
   Total waiver of investment advisory fee and reimbursement of operating
      expenses                                                                          (319,662)
                                                                                     ------------

       Net expenses                                                                                                0
                                                                                                          -----------

          Net investment income                                                                            3,596,746
                                                                                                          -----------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss)
       Investment securities transactions                                            $(2,251,191)
       Financial futures contracts                                                        27,651
       Written options transactions                                                       88,012
       Foreign currency transactions and forward foreign currency exchange
         contracts                                                                       (81,185)
                                                                                     ------------

          Net realized loss                                                                               (2,216,713)

   Change in unrealized appreciation (depreciation)
       Investment securities                                                          (1,876,418)
       Financial futures contracts                                                         8,285
       Written options                                                                   275,214
       Foreign currency and forward foreign currency exchange contracts                  (47,843)
                                                                                     ------------

          Change in net unrealized appreciation (depreciation)                                            (1,640,762)
                                                                                                          -----------

       Net realized and unrealized loss                                                                   (3,857,475)
                                                                                                          -----------

Net Decrease in Net Assets from Operations                                                                $ (260,729)
                                                                                                          ===========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                      Standish Diversified Income Portfolio

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                           For the period
                                                                                            June 2, 1997
                                                                    Year Ended      (commencement of operations)
                                                                December 31, 1998       to December 31, 1997
                                                               --------------------     ----------------------
Increase (decrease) in Net Assets
From Investment Operations
   Net investment income                                           $  3,596,746              $   744,809
   Net realized gain (loss)                                          (2,216,713)                 132,120
   Change in net unrealized depreciation                             (1,640,762)                (377,925)
                                                                   -------------             ------------
   Net increase (decrease) in Net Assets
      from Investment Operations                                       (260,729)                 499,004
                                                                   -------------             ------------

Capital Transactions
   Contributions                                                     26,399,305               27,429,704
   Withdrawals                                                      (12,282,331)                (144,366)
                                                                   -------------             ------------
   Increase in Net Assets resulting from
      capital transactions                                           14,116,974               27,285,338
                                                                   -------------             ------------

Total Increase in Net Assets                                         13,856,245               27,784,342
                                                                   -------------             ------------

Net Assets
   At beginning of year                                              27,784,342                       --
                                                                   -------------             ------------

   At end of year                                                  $ 41,640,587              $27,784,342
                                                                   =============             ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                      Standish Diversified Income Portfolio

                                Supplemental Data
--------------------------------------------------------------------------------

                                                                                                 For the period
                                                                                                  June 2, 1997
                                                                                                (commencement of
                                                                           Year Ended              operations)
                                                                        December 31, 1998     to December 31, 1997
                                                                        -----------------     --------------------
Ratios:
   Expenses (to average daily net assets)*                                     0.00%                0.00%+
   Net investment income (to average daily net assets)*                        8.40%                8.07%+
Portfolio Turnover                                                              145%                  25%
Net assets, end of year (000s omitted)                                     $ 41,641              $27,784

-------------------------------------------------------

* The investment adviser voluntarily agreed not to impose its investment advisory fee and reimbursed the Portfolio for all of its operating expenses for the year ended December 31, 1998 and for the period ended
      December 31, 1997. If these voluntary actions had not been taken, the ratios would have been:

Ratios (to average daily net assets):
   Expenses                                                                    0.75%                1.50%+
   Net investment income                                                       7.65%                6.57%+

+  Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                      Standish Diversified Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Diversified Income Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      At December 31, 1998 there is one Fund invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The proportionate interest at December 31, 1998 is 99.9%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Repurchase agreements

      It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. Securities transactions and income

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

      D. Income Taxes

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

                     Standish, Ayer & Wood Master Portfolio
                      Standish Diversified Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Deferred Organizational Expenses

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized, on a straight-line basis through May 2002.

(2)   Investment Advisory Fee:

      The investment advisory fee paid to Standish Investment Management Company, L.P. ("SIMCO") for overall investment advisory services is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 1998, SIMCO voluntarily agreed to limit the Portfolio's operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.00% of the Portfolio's average daily net assets. Pursuant to this agreement, SIMCO voluntarily waived $214,014 of its investment advisory fee and reimbursed the Portfolio for its operating expenses of $105,648. The Portfolio Trust pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Portfolio Trust from SIMCO. Certain of the trustees and officers of the Portfolio Trust are limited partners or officers of SIMCO.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 1998 were as follows:

                                                                           Purchases           Sales
                                                                          -------------     ------------
           U.S. Government Securities                                      $15,939,430      $15,808,612
                                                                          =============     ============
           Investments (non-U.S. Government Securities)                    $56,461,511      $37,360,705
                                                                          =============     ============

(4)   Federal Income Tax Basis of Investment Securities:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1998, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                              $43,760,225
                                                            ==================

      Gross unrealized appreciation                                   659,686
      Gross unrealized depreciation                                (3,068,308)
                                                            ------------------
      Net unrealized depreciation                                 $(2,408,622)
                                                            ==================

(5)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

                     Standish, Ayer & Wood Master Portfolio
                      Standish Diversified Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

Options

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the schedule of investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investments securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the year ended December 31, 1998 is as follows.

      Written Put Option Transactions
      ---------------------------------------------------------------------------------------------
                                                              Number of
                                                              Contracts              Premiums
                                                           -----------------     ------------------
      Outstanding, beginning of period .................          5                  $    21,453
      Options written ..................................          16                     179,979
      Options exercised ................................         (1)                      (2,700)
      Options expired ..................................         (4)                     (36,968)
      Options closed ...................................         (9)                    (103,079)
                                                           -----------------     ------------------
      Outstanding, end of period .......................          7                  $    58,685
                                                           =================     ==================

      Written Call Option Transactions
      ---------------------------------------------------------------------------------------------
                                                              Number of
                                                              Contracts              Premiums
                                                           -----------------     ------------------
      Outstanding, beginning of period .................          4                  $     5,930
      Options written ..................................          12                      81,768
      Options expired ..................................         (3)                      (8,422)
      Options closed ...................................         (6)                     (19,368)
                                                           -----------------     ------------------
      Outstanding, end of period .......................          7                  $    59,908
                                                           =================     ==================

      Written Cross Currency Option Transactions
      ---------------------------------------------------------------------------------------------
                                                              Number of
                                                              Contracts              Premiums
                                                           -----------------     ------------------
      Outstanding, beginning of period .................          3                  $    28,698
      Options written ..................................          6                      612,500
      Options closed ...................................         (3)                     (28,698)
                                                           -----------------     ------------------
      Outstanding, end of period .......................          6                  $   612,500
                                                           =================     ==================

                     Standish, Ayer & Wood Master Portfolio
                      Standish Diversified Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

Futures Contracts

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Portfolio deposits either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or index, which may not correlate with changes in value of the hedged investments. Buying futures tends to increase the Portfolios exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. There were no outstanding futures contracts at December 31, 1998.

Forward currency exchange contracts

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 1998, the Portfolio held the following forward foreign currency and cross currency exchange contracts:

      Forward Foreign Currency Contracts

                                       Local                             U.S. $                 U.S. $
                                     Principal         Contract          Market                Aggregate         U.S. $ Unrealized
           Contracts to Deliver       Amount          Value Date         Value                Face Amount           Gain/(Loss)
      ---------------------------- -------------- ------------------ ------------------- ---------------------- --------------------
      British Pound Sterling .....      296,347        5/10/99                490,924                489,564                (1,360)
      German Deutsche Mark .......    2,005,002     2/12 - 3/09/99          1,206,466              1,204,601                (1,865)
      Danish Krone ...............      552,128        5/06/99                 87,322                 87,279                   (43)
      European Currency Unit .....      450,000        4/30/99                530,925                537,525                 6,600
      Greek Drachma ..............    5,874,220        4/22/99                 20,595                 18,971                (1,624)
      Hong Kong Dollar ...........      437,360        10/14/99                55,887                 55,000                  (887)
      Japanese Yen ...............   58,265,280        1/11/99                516,027                495,108               (20,919)
      New Zealand Dollar .........      118,306        2/22/99                 62,244                 62,785                   541
                                                                     ------------------- ---------------------- --------------------
                                                                         $  2,970,390          $   2,950,833          $    (19,557)
                                                                     =================== ====================== ====================

                     Standish, Ayer & Wood Master Portfolio
                      Standish Diversified Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Forward Foreign Currency Contracts -- Continued

                                        Local                             U.S. $                U.S. $
                                      Principal        Contract        Market Value            Aggregate         U.S. $ Unrealized
           Contracts to Receive         Amount        Value Date                              Face Amount           Gain/(Loss)
      ---------------------------- -------------- ------------------ ------------------- ---------------------- --------------------
      German Deutsche Mark .......    2,160,887     2/17 - 3/09/99          1,299,726              1,319,371               (19,645)
      Hong Kong Dollar ...........      218,680        10/14/99                27,944                 26,686                 1,258
      Japanese Yen ...............   58,265,280         1/11/99               516,027                480,000                36,027
                                                                     ------------------- ---------------------- --------------------
                                                                        $   1,843,697       $      1,826,057    $           17,640
                                                                     =================== ====================== ====================

      Forward Foreign Cross Currency Contracts

                                                                                                                U.S. $
                                      U.S.$                                   U.S. $          Contract        Unrealized
         Contracts to Deliver      Market Value       In Exchange For       Market Value     Value Date       Gain/(Loss)
      --------------------------- ---------------  ---------------------- ---------------- --------------- ----------------
      Greek Drachma..............       49,265      German Deutsche Mark         48,109       4/22/99              (1,156)
      Greek Drachma..............       82,322      German Deutsche Mark         80,080       4/22/99              (2,242)
      Greek Drachma..............       98,910      German Deutsche Mark         96,217       4/22/99              (2,693)
      German Deutsche Mark.......      128,189         Greek Drachma            138,125       4/22/99               9,936
      German Deutsche Mark.......      128,189         Greek Drachma            137,678       4/22/99               9,489
      Greek Drachma..............      131,271      German Deutsche Mark        128,189       4/22/99              (3,082)
      Greek Drachma..............      169,689      German Deutsche Mark        160,161       4/22/99              (9,528)
      German Deutsche Mark.......      256,378         Greek Drachma            276,249       4/22/99              19,871
                                  ----------------                        ----------------                 ----------------
                                   $ 1,044,213                             $  1,064,808                        $   20,595
                                  ================                        ================                 ================

(6)   Delayed Delivery Transactions:

      The Portfolio may purchase securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Portfolio instructs its custodian to segregate securities having a value at least equal to the amount of the purchase commitment.

      At December 31, 1998, the Portfolio did not have any delayed delivery transactions.

                     Standish, Ayer & Wood Master Portfolio
                      Standish Diversified Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(7)   Concentration of Risk:

      The Portfolio invests in low rated (non-investment grade) and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default of an issuer may be significantly greater for holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

      There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent with investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

                          Independent Auditors' Report

      To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Diversified Income Portfolio:

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of Standish Diversified Income Portfolio, at December 31, 1998, the results of its operations, the changes in its net assets and the supplemental data for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and supplemental data (herein referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


      PricewaterhouseCoopers LLP
      Boston, Massachusetts
      February 18, 1999

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                                       30
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                          [LOGO] Standish Funds(R)
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                                 Boston, MA 02111-2662
                                 (800) 729-0066
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